                             POLYMER SOLUTIONS, INC.
                      SUITE 410, 1055 WEST HASTINGS STREET
                           VANCOUVER, BRITISH COLUMBIA
                                     V6E 2E9
                               TEL: (604) 683-3473


              NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 6, 1998


NOTICE IS HEREBY GIVEN that the Annual General Meeting (the "Meeting") of the shareholders of Polymer Solutions, Inc. (the "Company"), a Nevada corporation, will be held at Campney & Murphy, Main Boardroom, 2100 - 1111 West Georgia Street, Vancouver, British Columbia, Canada on Thursday, August 6, 1998 at 10:00 a.m. (Pacific time) for the following purposes:

1. To appoint Price Waterhouse, Certified Public Accountants as the Company's independent public auditor for the fiscal year ending March 31, 1999.

2. To elect the following persons as Directors of the Company for a term of 1 year:

              Gordon L. Ellis
              Gerald A. Habib
              Darryl F. Jones
              William A. Maligie
              Stephen H. Silbernagel
              John J. Sutherland
              E. Laughlin Flanagan

3. To approve the adoption of the Polymer Solutions, Inc. 1998 Economic Value Added Incentive Compensation Plan, the terms and conditions of which are summarized in the accompanying Proxy Statement, authorizing the grant of options to purchase Common shares of the Company and reservation of the Common Shares.

4. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on June 26, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, SHAREHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY IN THE ENCLOSED ENVELOPE. A proxy will not be valid unless it is received at the office of the Transfer Agent, Pacific Corporate Trust Company, 830-625 Howe Street, Vancouver, British Columbia, V6C 3B6, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting. A Form of Proxy received at the offices of the Transfer Agent or Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman. Your Form of Proxy will be returned to you if you are present at the Meeting and should request its return.


DATED at Vancouver, British Columbia,         BY ORDER OF THE BOARD OF DIRECTORS
this 3rd day of July, 1998.


                                              /s/ Gordon L. Ellis
                                              ----------------------------------
                                              Gordon L. Ellis, Chairman

                             POLYMER SOLUTIONS, INC.
                      Suite 410, 1055 West Hastings Street
                           Vancouver, British Columbia
                                     V6E 2E9


                                 PROXY STATEMENT



                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 6, 1998

--------------------------------------------------------------------------------

                             SOLICITATION OF PROXIES

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE BOARD OF DIRECTORS (THE "BOARD OF DIRECTORS" OR "BOARD") OF POLYMER SOLUTIONS, INC. (THE "COMPANY"), A NEVADA CORPORATION, FOR USE AT THE ANNUAL GENERAL MEETING (THE "MEETING") OF THE SHAREHOLDERS OF THE COMPANY TO BE HELD ON AUGUST 6, 1998 AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS. This Proxy Statement and the accompanying Form of Proxy are being mailed to shareholders of the Company entitled to vote at the Meeting on or about July 3, 1998. It is expected that the solicitation will be primarily by mail. Proxies may also be solicited personally or by mail, telephone or telegraph by directors ("Directors"), officers or regular employees of the Company for no additional compensation, however, out-of-pocket expenses will be reimbursed. Brokerage houses and other custodians, nominees and fiduciaries will be requested, in connection with the shares registered in their names, to forward solicitation materials to the beneficial owners of such shares. The Company will reimburse brokerage firms and other persons representing beneficial owners of the common shares for their reasonable expenses in forwarding solicitation material to such beneficial owners. THE COSTS OF THIS SOLICITATION WILL BE BORNE BY THE COMPANY.


                      APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the accompanying Form of Proxy are executive officers ("Executive Officers") of the Company planning to be in attendance at the Meeting and nominated by the Board of Directors. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM OR HER AT THE MEETING AS PROXYHOLDER MAY DO SO, EITHER BY:

1. STRIKING OUT THE PRINTED NAMES AND INSERTING THE DESIRED PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE FORM OF PROXY; OR

2.  BY COMPLETING ANOTHER PROPER FORM OF PROXY.

The completed Form of Proxy must be received at the office of the transfer agent, Pacific Corporate Trust Company (the "Transfer Agent"), located at 830-625 Howe Street, Vancouver, British Columbia, V6C 3B8, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or before the time that the Meeting is to be reconvened following any adjournment thereof. A Form of Proxy received at the offices of the Transfer Agent or the Company after this time, but prior to the Meeting, may be accepted or rejected as late, at the discretion of the Chairman.

A shareholder's Form of Proxy will be returned if the shareholder is present at the Meeting and should request its return. A shareholder who has given a Form of Proxy may also revoke it by an instrument in writing delivered to the office of the Transfer Agent or to the registered office of the Company, 1575 Delucchi Lane, Suite 224, Reno, Nevada, 89502 U.S.A., at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, or in any other manner provided by law. If the shareholder is a corporation, any such instrument of revocation must be executed under the corporate seal or by a duly authorized officer or attorney of the corporation.

                                VOTING OF PROXIES

If the Form of Proxy is properly completed and returned to the Transfer Agent, the shares represented by the Form of Proxy will be voted at the Meeting. Where a shareholder indicates a choice with respect to any matter to be acted upon at the Meeting, the shares will be voted in accordance with the specification so made. IF A CHOICE IS NOT SO SPECIFIED, IT IS INTENDED THAT THE PERSON DESIGNATED BY THE BOARD OF DIRECTORS IN THE ACCOMPANYING FORM OF PROXY WILL VOTE THE SHARES REPRESENTED BY THE FORM OF PROXY IN FAVOUR OF EACH MATTER IDENTIFIED ON THE FORM OF PROXY AND, THEREFORE, "FOR" THE NOMINEES OF THE COMPANY FOR DIRECTORS AND AUDITOR, AND "FOR" THE ADOPTION OF THE 1998 ECONOMIC VALUE ADDED INCENTIVE COMPENSATION PLAN.

The Form of Proxy accompanying this Proxy Statement confers discretionary authority upon the named proxyholder with respect to amendments or variations to the matters identified in the accompanying Notice of Annual and Special Meeting and with respect to any other matters which may properly come before the Meeting. As of the date of this Proxy Statement, the Board of Directors of the Company knows of no such amendment or variation or matters to come before the meeting other than those referred to in the accompanying Notice of Annual General Meeting.

                                  VOTING SHARES

On June 26, 1998, 5,344,950 common shares ("Common Shares") without par value of the Company were issued and outstanding, each such share carrying the right to one vote at the Meeting. The Record Date as of which members are entitled to receive notice of and to vote at the Meeting is June 26, 1998. The closing price of the Company's Common Shares on the Vancouver Stock Exchange on June 26, 1998 was Cdn$1.00.

                              FINANCIAL STATEMENTS

The Company's 1998 Annual Report, which contains the consolidated Financial Statements for the fiscal year ended March 31, 1998 and Management's Discussion and Analysis thereon, is being mailed with this Proxy Statement to shareholders entitled to notice of the Meeting.
                                    AUDITORS

APPOINTMENT OF AUDITORS (ITEM 1 OF FORM OF PROXY)

The Board of Directors of the Company recommends Price Waterhouse, Certified Public Accountants for appointment by the shareholders as the Company's independent public auditor for the fiscal year ended March 31, 1999. Price Waterhouse has acted as the Company's auditor since fiscal 1989 and will have a representative present at the Meeting to make a statement, if they desire to do so, and to respond to any questions from the shareholders.

                           PRINCIPAL SHAREHOLDERS AND
                          SHARE OWNERSHIP OF MANAGEMENT

The following table provides information, as of the Record Date, with respect to Common Share ownership by (i) the persons known to management beneficially owning Common Shares carrying more than 5% of the voting rights attached to all Common Shares of the Company, (ii) each Director, (iii) the Chief Executive Officer, (iv) each Executive Officer named in the Summary Compensation Table, and (v) all Directors and Executive Officers as a group. Except as otherwise indicated in the footnotes below, all of the shares listed for a person named in the table are directly held, with sole voting and dispositive power.


TITLE OF CLASS     NAME AND ADDRESS OF BENEFICIAL OWNER                                     AMOUNT OWNED  PERCENT OF CLASS
---------------------------------------------------------------------------------------------------------------------------

Common             Gordon L. Ellis (1)(2)(3)(4)(5)                                             1,217,640       21.7%
                   North Vancouver, British Columbia, Canada

Common             Stephen H. Silbernagel (6)(7)                                                 137,689        2.5%
                   Vancouver, British Columbia, Canada

Common             John J. Sutherland (8)                                                         35,667       <1.0%
                   West Vancouver, British Columbia, Canada

                   Darryl F. Jones (9)
Common             Surrey, British Columbia, Canada                                               50,934       <1.0%

                   Gerald A. Habib (12)
Common             Shokan, New York, USA                                                          32,330       <1.0%

Common             William A. Maligie (10)(11)
                   Chico, California, USA                                                        349,444        6.2%

---------------------------------------------------------------------------------------------------------------------------
Common             Directors and Executive Officers                                            1,893,704       31.6%
                   as a Group (7 Persons)(13)
---------------------------------------------------------------------------------------------------------------------------

(1) Includes 572,000 common shares and 81,500 common shares underlying share purchase warrants and 38,888 common shares subject to earn-out provisions, held by ABE Industries (1980) Inc. Mr. Ellis controls voting and dispositive powers.
(2) Includes 67,500 common shares underlying share purchase warrants held by Mr. Ellis.
(3) Includes 46,670 common shares underlying incentive stock options granted to Mr. Ellis.
(4) Includes 15,500 common shares and 7,750 common shares underlying share purchase warrants and 116,666 common shares subject to earn-out provisions, held by Shelan Development Corp. Gordon Ellis and Shelley R. Smith each own a 50% interest in Shelan and equally share voting and dispositive powers.
(5) Includes 83,000 commons shares and 41,500 common shares underlying share purchase warrants and 11,666 common shares subject to earn-out provisions held by Gordann Consultants Ltd. Gordon L. Ellis owns 51% interest and Mr. Ellis' spouse owns 49% interest in Gordann Consultants Ltd., Mr. Ellis controls voting and dispositive powers.
(6) Includes 30,000 common shares underlying incentive stock options granted to Mr. Silbernagel.
(7) Includes 41,000 common shares and 20,500 common shares underlying share purchase warrants granted to L.E. Management Ltd. Mr. Silbernagel owns 33% interest in L.E. Management Ltd. and controls 100% of share voting and dispositive powers.
(8) Includes 30,000 common shares underlying incentive stock options granted to Mr. Sutherland.
(9) Includes 30,000 common shares underlying incentive stock options granted to Mr. Jones.
(10) Includes 150,000 common shares underlying incentive stock options granted to Mr. Maligie.
(11) Includes 60,000 common shares underlying share purchase warrants granted to Mr. Maligie.
(12) Includes 32,330 common shares underlying incentive stock options granted to Mr. Habib.
(13) Includes 20,000 common shares and 10,000 common shares underlying share purchase warrants and 40,000 common shares underlying incentive stock options granted to Mr. Walls.

                        DIRECTORS AND EXECUTIVE OFFICERS

ELECTION OF DIRECTORS (ITEM 2 OF FORM OF PROXY)

The number of Directors may be determined by resolution of the Board of Directors at any meeting; presently, the Board has set the number of Directors at seven (7).

Unless otherwise directed in the accompanying Form of Proxy, the persons appointed in the Form of Proxy intend to nominate and vote the shares represented by such Form of Proxy "FOR" the election of each of the following nominees for the office of Director of the Company, to serve as a Director for a term of one year, or until his successor is duly elected or appointed, unless his office is earlier vacated in accordance with the By-laws of the Company or he becomes disqualified to act as a Director. All of the nominees are presently Directors and will have their terms of office as Directors expire at the Meeting.

                                                                   DIRECTOR OF                                TERM AS
                                       PRESENT POSITION            PREDECESSOR            DIRECTOR OF         DIRECTOR
NOMINEE                      AGE         WITH COMPANY                 SINCE                PSI SINCE         TO EXPIRE
-----------------------------------------------------------------------------------------------------------------------

Gordon L. Ellis               51     Director, Chairman             Dec. 1996            Feb. 26, 1997         1998

Stephen H. Silbernagel        51     Director                       Sept. 1990           Feb. 26, 1997         1998

Darryl F. Jones               44     Director                       Jan. 1994            Feb. 26, 1997         1998

John J. Sutherland            48     Director                       Aug. 1989            Feb. 26, 1997         1998

William A. Maligie            40     Director, President of AMT     Sept. 1995           Feb. 26, 1997         1998
                                     U.S.A.

Gerald A. Habib               52     Director                           -                May 2, 1996           1998

E. Laughlin Flanagan          50     Director, President, CEO           -                Mar. 25, 1998         1998
-----------------------------------------------------------------------------------------------------------------------

Although the Company does not contemplate that the above named nominees will refuse or be unable to accept or serve as Directors of the Company, the persons appointed in the enclosed accompanying Form of Proxy intend, if a nominee becomes unavailable, to vote the shares represented by the Form of Proxy "FOR" the election of such other person as may be nominated or designated by the Board of Directors, unless they are directed by the Form of Proxy to do otherwise.

No family relationship exists between any Director, Executive Officer, or significant employee.

The following is a brief summary of the business experience, during the past five years, of each Director and nominee for Director of the Company.

Gordon L. Ellis has been Chairman and a Director of the Company or its predecessors since December 1986. Mr. Ellis is also a Director of Alternative Materials Technology, Inc. ("AMT USA"), the Company's operating subsidiary. Mr. Ellis is President and a director of ABE Industries (1980) Inc. and Gordann Consultants Ltd., both privately-held management or holding companies. Mr. Ellis is President, C.E.O. and a director of International Absorbents Inc. ("IAB"), a publicly-held company, listed on the OTC Bulletin Board, which manufactures and sells absorbent products for the industrial and animal care markets. Mr. Ellis is a Director of Orion Technologies, Inc. ("OTI") a company engaged in the development and operation of a computer network to provide EDI and electronic financial services to financing institutions in Asia.

Stephen H. Silbernagel has been a director of the Company or its predecessors since September 1990. Mr. Silbernagel is a lawyer, practicing in Vancouver, British Columbia and is a partner in the firm Silbernagel & Company. Mr. Silbernagel is a director of IAB.

Darryl F. Jones has been a director of the Company or its predecessors since January 1994. Mr. Jones is a Chartered Accountant and is Vice President, Finance for OTI. Prior to joining Orion in early 1997, Mr. Jones was President, CEO and a director of IAB.

John J. Sutherland has been a director of the Company or its predecessors since August, 1989. Mr. Sutherland is a Certified General Accountant and is President of AVCAN Global Systems Inc. ("AVCAN"), a VSE-listed company which develops software for use in global positioning satellite systems. Prior to joining AVCAN in January 1997, Mr. Sutherland was Vice-President Finance of Arequipa Resources Ltd. and a financial consultant to public and private companies in Vancouver, British Columbia. Mr. Sutherland is a director of IAB.

William A. Maligie has been a Director of the Company or its predecessors since September 1995. Mr. Maligie has been a Director and the President of AMT USA since its inception in 1989.

Mr. Habib has been a director of the Company since its organization in May 1996. Mr. Habib is currently serving as a Director of Besicorp Group, an AMEX listed independent energy company and as Vice-President of a small specialty water soluble polymer company. In 1993 Mr. Habib formed The Berkshire Group, a screening and assessment company for mergers and acquisitions. Prior, Mr. Habib directed worldwide planning and business development for $1 Billion NL, Chemicals. Previously, Mr. Habib was Vice-President of Elitine Corp. and Business and Planning Manager for Olin Chemicals.

Mr. E. Laughlin Flanagan became President of the Company and CFO of AMT USA on February 6, 1998. Effective June 1, 1998, Mr. Flanagan became President and CEO. Immediately prior to joining the Company, Mr. Flanagan was COO, CFO and Principal of LTAC, Inc., a holding company established for the acquisition of other companies. Prior to that, he was VP-operations and CFO of Active Noise and Vibration Technologies, Inc.


BOARD MATTERS AND COMMITTEES

During the 1998 fiscal year, the Board of Directors of the Company or its predecessors held twelve regular (monthly) meetings. Each of the members of the Board of Directors of the Company participated in at least 75% of the aggregate number of meetings of the Board of Directors and all committees of the Board on which the Director served during the 1998 fiscal year.

The Company's Board of Directors has two committees, an audit committee ("Audit Committee") comprised of Messrs. Ellis, Silbernagel and Sutherland, and a stock option committee ("Stock Option Committee") comprised of Messrs. Silbernagel, Sutherland and Jones for the fiscal year ended March 31, 1998.

The Audit Committee held one meeting during the 1998 fiscal year. Its duties include making recommendations to the Board of Directors concerning the hiring and dismissal of the Company's independent auditors; reviewing the completed audit with the independent auditors regarding the conduct of the audit, accounting adjustments, recommendations for improving internal controls and any other significant findings during the audit; meeting periodically with management to discuss accounting and financial controls; and initiating and supervising any special investigations deemed necessary.

The Stock Option Committee held one meeting during the 1998 fiscal year. Its primary duties concern the granting and amending of incentive stock options to employees of the Company and its subsidiaries.

Please see "SPECIAL BUSINESS" (ITEMS 3 OF THE FORM OF PROXY) for a description of the 1998 Economic Value Added Incentive Compensation Plan "EVA Plan" approved by the Board of Directors and submitted for approval by the shareholders at the Meeting. The administration of this plan, which is the responsibility of the Board of Directors, has been delegated to the Stock Option Committee, as permitted by plan. The Stock Option Committee is therefore responsible for determining the persons to whom and the dates on which options will be granted, the number of shares to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, and the other terms of the options.

EXECUTIVE OFFICERS OF THE COMPANY

For the purpose of this Proxy Statement, "Executive Officer" of the Company means the Chairman and any Vice-Chairman of the Board of Directors, where that person performs the functions of such officer on a full-time basis, the President, and any Vice-President in charge of a principal business unit such as sales, finance or production, and any officer of the Company or of a subsidiary who performs a policy-making function in respect of the Company, whether or not such officer is also a Director of the Company or the subsidiary.


The Executive Officers of the Company (including positions held with the operating subsidiary, Alternative Materials Technology, Inc. ("AMT USA")), their ages, principal occupations and business experience for the past five years, and tenures as Executive Officers are shown in the following table. Executive officers are appointed by, and serve at the pleasure of, the Board of Directors.


                                             OFFICE HELD      OFFICE HELD WITH COMPANY (OR PREDECESSORS) AND
NAME                             AGE            SINCE         OPERATING SUBSIDIARY
--------------------------------------------------------------------------------------------------------------

Gordon L. Ellis                   51             1998         Chairman
                                                 1986         Chairman, President and C.E.O.
                                                 1989         Director of AMT USA; See "Election of Directors"

E. Laughlin Flanagan
                                  50             1998         President, C.E.O. and Director

William A. Maligie
                                  40             1989         President, C.E.O. and Director of AMT USA
                                                 1995         Director

James B. Sanders
                                  55             1998         CFO


William Walls                     32             1998         Secretary
                                                 1994         Vice President, CFO and Secretary
                                                 1992         Controller
--------------------------------------------------------------------------------------------------------------

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

REPORT ON EXECUTIVE COMPENSATION

The Board of Directors submit the following report to shareholders in respect to the compensation policies applicable to the Company's Executive Officers during the fiscal year ended March 31, 1998.

                             COMPENSATION PHILOSOPHY

The Board of Directors believes that the Company's executive compensation policy ("Executive Compensation Policy") is a critical part of the effective management of its key executives. The Executive Compensation Policy serves to reward senior management behavior, which in turn builds the long-term value of the Company for shareholders, by focusing on the following objectives:

     -    Maintaining a strong relationship between performance and rewards;

     - Establishing consistent decision-making processes and rules of conduct;

     -    Clearly communicating the pay program and its link to performance; and

     -    Actively encouraging share ownership.

                          EXECUTIVE COMPENSATION POLICY

The principal elements of the Company's Executive Compensation Policy are base salary and incentive compensation (annual bonuses and stock options) and this policy applies to all salaried executive employees.

     Base Salary
The Company establishes base salaries annually in relation to comparable positions among industry competitors and (geographical) neighbouring businesses. Base salaries may be adjusted from time to time to reflect increased average salary within industry and local employers, increased responsibilities undertaken by the executive, or individual performance of the executive. Although base salaries may be set at levels somewhat below these other employers, performance-based incentive compensation provides an opportunity for above-market total compensation.


     Employee Benefit and other Compensatory Plans
The Company provides incentive compensation in the form of annual bonuses and grants of stock options. The Company does not have any pension, cash profit sharing, retirement or similar plans or agreements or understandings pursuant to which cash or non-cash compensation (including non-accountable expense allowances or commissions) is payable to any of its Executive Officers, other officers or Directors other than as provided in this Proxy Statement. The Company does not plan to adopt any pension, cash profit sharing, retirement or other similar benefit plan in the near future.

The Company, by means of the granting of stock options, seeks to provide for itself or any subsidiary or affiliate of the Company a means to attract and retain the best available persons for positions of substantial responsibility and to provide certain key employees with an additional incentive to contribute to the success of the Company. Stock option amounts are based upon an employee's duties, responsibilities and length of employment by the Company, its subsidiaries or affiliates.

Please see "SPECIAL BUSINESS" (ITEMS 3 OF THE FORM OF PROXY) regarding the proposed adoption of the 1998 Economic Value Added Incentive Compensation Plan approved by the Board of Directors and submitted for approval by the shareholders at the Meeting.

                        STOCK OPTION REPRICING RATIONALE

Further to the Executive Compensation Policy discussed above, and particularly in respect to stock options, the Stock Option Committee of the Board of Directors periodically reviews the status of stock options granted and as yet unexercised to determine if it is in the best interests of the Company and its shareholders to offer a repricing of the stock option exercise price to certain key directors, executive officers and employees as a means of ensuring a reasonable incentive program and thus retaining their valuable services for the long term. The amended exercise prices which arise from such repricings always reflect the fair market value on the "Repricing Date", (ie. the trading price of the Company's common shares on the Vancouver Stock Exchange).


   /s/ Stephen H. Silbernagel                  /s/ Gordon L. Ellis                         /s/ Darryl F. Jones
---------------------------------           ---------------------------------           ---------------------------------
Stephen H. Silbernagel                      Gordon L. Ellis                             Darryl F. Jones
Director                                    Director                                    Director



   /s/ John J. Sutherland                      /s/ William A. Maligie                      /s/ Gerald Habib
---------------------------------           ---------------------------------           ---------------------------------
John J. Sutherland                          William A. Maligie                          Gerald Habib
Director                                    Director                                    Director


   /s/ E. Laughlin Flanagan
---------------------------------
E. Laughlin Flanagan
Director

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the total direct or indirect (management service agreements) compensation during the last three fiscal years of the Company's Chairman and its other Executive Officers whose compensation exceeded (US) $100,000. Information is given for each of the last three fiscal years for each Executive Officer who served at any time during such year as an Executive Officer of the Company, its predecessors or its subsidiaries.

                                                                                                                  ALL OTHER
 NAME AND PRINCIPAL   FISCAL             ANNUAL COMPENSATION                   LONG TERM COMPENSATION           COMPENSATION
      POSITION          YEAR    -------------------------------------------------------------------------------      ($)
                                SALARY        BONUS($)      OTHER(1)             AWARDS              PAYOUTS
                                 (1)($)                     COMPEN-
                                                           SATION($)     --------------------------------------
                                                                                        RESTRICTED     LTIP
                                                                           OPTIONS        STOCK      PAYOUTS
                                                                          GRANTED(#)    AWARD(S)($)    ($)
-----------------------------------------------------------------------------------------------------------------------------
Gordon L. Ellis(2)     1998    C$60,000           -          C$2,042        46,670          -            -             -
Chairman               1997    C$60,000           -          C$2,647          -             -            -             -
                       1996    C$60,000           -          C$2,788          -             -            -             -

                                                               (3)
E. Laughlin Flanagan   1998    US$ -              -         US$70,000         -             -            -             -
President & C.E.O.


William A. Maligie
President & C.E.O.     1998    US$120,000         -         US$12,800      150,000          -            -             -
AMT USA                1997    US$120,000         -         US$10,366         -             -            -             -
                       1996    US$120,000         -         US$10,697         -             -            -             -

(1)  Paid or payable by the Company or its subsidiaries.
(2)  Management service agreement fees paid to Gordann Consultants Ltd.
(3)  Relocation Cost Reimbursement


OPTION GRANTS TABLE

The Company has never granted stock appreciation rights ("SAR's") and it is currently intended that none be granted in the future. The following table sets forth information regarding all grants of options to the individuals named in the Summary Compensation Table during the fiscal year ended March 31, 1998, and the potential realizable value of such options using a 5% and 10% assumed annual rate of appreciation in the price of the Company's Common Shares. The particular assumed annual rates of stock appreciation used in this table are specified under the rules and regulations of the Securities and Exchange Commission and are not necessarily indicative of future stock price performance or the Company's projections thereof. Over a three-year option term, the corresponding increase in the Company's market capitalization over the same period (measured from the end of the last fiscal year) would be (a) $510,536 with an assumed 5% annual rate of stock appreciation, and (b) $1,072,086 with an assumed 10% annual rate of stock appreciation.


     NAME         OPTIONS GRANTED        PERCENTAGE OF TOTAL       EXERCISE PRICE     EXPIRATION       POTENTIAL REALIZABLE
                  (NO. OF SHARES)         OPTIONS GRANTED TO            US$              DATE           VALUE IN U.S. $ AT
                                       EMPLOYEES IN FISCAL YEAR                                      ASSUMED ANNUAL RATES OF
                                                                                                     APPRECIATION FOR OPTION
                                                                                                               TERM
                                                                                                        5%           10%
----------------------------------------------------------------------------------------------------------------------------
Gordon Ellis           46,670                    100%                  $0.713        May 2, 2000     $ 5,245       $11,014

William Maligie       150,000                    100%                  $0.713        May 2, 2000     $16,857       $35,399

OPTION EXERCISES AND FISCAL YEAR-END VALUE

The following table sets forth information concerning the exercise of options during the fiscal year ended March 31, 1998, and the value at March 31, 1998 of unexercised "in-the-money" options held by each of the executive officers named in the Summary Compensation Table. All options are exercisable, in whole or in part, at any time until date of expiration.


-----------------------------------------------------------------------------------------------------------------
                                                                                    AT MARCH 31, 1998
          NAME                # OF SHARES       VALUE REALIZED($)             # OF                 VALUE IN CDN $
                              ACQUIRED ON                                 UNEXERCISED
                               EXERCISE                                     OPTIONS
-----------------------------------------------------------------------------------------------------------------
Gordon Ellis                       -                     -                   46,670                    -
William Maligie                    -                     -                  150,000                    -
All Directors and
executive officers as a            -                     -                  359,000                    -
group (Total 7)
-----------------------------------------------------------------------------------------------------------------


EMPLOYMENT AGREEMENTS

During 1988, the Company entered into a management services agreement with Gordann Consultants Ltd., (50.1% of the shares of which are owned by Gordon L. Ellis) for the services of Gordon L. Ellis. Mr. Ellis devotes no less than 75% of his time to the affairs of the Company or its subsidiaries. The management services agreement is terminable upon three months notice by either party. Gordann Consultants Ltd. receives Cdn$5,000 per month.

During the year ended March 31, 1998, the Company and AMT USA entered into a written employment agreement with William A. Maligie in respect to his position as President of AMT USA and confirming the basic terms of his employment and responsibilities which have been established orally from time to time since AMT USA's formation in 1989. Mr. Maligie currently receives a salary of US$10,000 per month. The written employment agreement has a six year term commencing March 1, 1997 and contains compensation (remaining salary until expiry of term) and non-compete covenants in the case of the Company's termination of Mr. Maligie's employment without cause.

During the year ended March 31, 1998 the Company entered into an employment agreement with Mr. E. Laughlin Flanagan, wherein Mr. Flanagan was President of the Company effective on that date, and President and Chief Executive Officer effective June 1, 1998. Mr. Flanagan was also elected as a director of the Company on March 26, 1998. The term of the employment agreement is for a period of three years, automatically renewable until terminated. Mr. Flanagan's annual salary became $150,000 effective June 1, 1998.

During the year ended March 31, 1998, the Company paid (or accrued) to W. Walls Financial Services (a single proprietorship owned by William Walls) a total of US$44,335 for the management services of William Walls as Vice President, Chief Financial Officer and Secretary of the Company and its predecessors. Due to other obligations, Mr.
Walls has reduced his involvement in the Company and is no longer the CFO.

BOARD COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Although the Company does not have a compensation committee, the Board of Directors establishes the policies governing the compensation of the Company's Executive Officers. Messrs Silbernagel, Sutherland, Jones and Habib, the Company's outside directors, were not at any time during fiscal 1998, nor during any preceding fiscal year, an Executive Officer or employee of the Company or its predecessors, nor did they receive any salary or fee remuneration for attendance at meetings or other deliberations of the Board. Messrs. Ellis, Flanagan and Maligie serve as Executive Officers of the Company and are compensated pursuant to written management service agreements. No amendments to the compensation terms provided in those agreements have been made during the fiscal year, except as disclosed above (see "EMPLOYMENT Agreements"). In fiscal 1998, there were two deliberations of the Board of Directors concerning executive compensation.

It is the policy of the Board to exclude any interested Director from voting on any matter, which may involve an actual or potential conflict of interest, including the granting or amending of stock options.


                  INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

Other than routine indebtedness, none of the Directors, Executive Officers and proposed nominees for election as Directors of the Company, and associates or affiliates of such Directors, Executive Officers or proposed nominees are or have been indebted to the Company since the beginning of the last completed financial year of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the commencement of the Company's last completed fiscal year, no insider of the Company, proposed nominee for election as a Director of the Company, nor any associate or affiliate of such insider or proposed nominee, has been materially interested in any transaction of the Company, nor is any such person interested in any proposed transaction which has materially affected or would materially affect the Company (or any of its subsidiaries) except for the matters referred to below. With regard to any matter involving an actual or potential conflict of interest with any member of the Company's Board of Directors, it has been the policy of the Board to exclude the interested Director from voting on such a matter.

Effective February 1, 1995, the Company and its subsidiaries rent their executive office space and office equipment in Vancouver, British Columbia from ABE, a company controlled by Gordon L. Ellis, for a total monthly fee of Cdn$3,000 per month. Management believes this rental fee is less than rents charged by third parties for similar accommodations.

During the year ended March 31, 1998 ABE was paid $87,921.95 for office rent and related services, and reimbursement of advances, investor relations and secretarial services. In addition, as at March 31, 1998, $231,712.53 was owed by the Company to ABE for these advances and reimbursable expenses. A large portion of the Company's indebtedness was extinguished by an agreement for common stock of the Company for debt.

The Company has entered into a management services agreement with Gordann Consultants for the services of Gordon L. Ellis (Chairman of the Board of Directors) and an employment agreements with William A. Maligie and E. Laughlin Flanagan. Please see "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS" for description of the remuneration paid or payable under these agreements.

The Company has, in prior years, granted stock options and warrants to certain of its Directors and Executive Officers. See "COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS".

                                SPECIAL BUSINESS

ADOPTION OF POLYMER SOLUTIONS, INC. 1998 ECONOMIC VALUE ADDED INCENTIVE COMPENSATION PLAN

(ITEM 3 OF FORM OF PROXY)

It is the desire of the Directors of the Company to establish an Economic Value Added Incentive Compensation Plan ("EVA Plan"). The shareholders are being asked to vote on a proposal to adopt the EVA Plan. An EVA Plan raises the portion of management's wealth tied to company performance, aligning management's interests directly to shareholders' wealth.

The Board of Directors adopted the EVA Plan in July, 1998, subject to the approval of the shareholders of the Company at the Meeting and the satisfaction of applicable British Columbia and U.S. federal and state regulatory requirements.

EVA is the economic value added to (or subtracted from) a company in a given time period. It is equal to the net operating profit after tax, minus a charge for capital, calculated as the weighted-average cost of capital times the total debt and equity capital employed, therefore allowing for a predetermined return for shareholders and payment of interest on debt prior to consideration of any incentive.

An EVA Incentive Compensation Plan provides management a bonus based upon a portion of the increase in year-over-year EVA, or penalizes them for a year-over-year reduction in EVA. This bonus is put into a "bank", from which a "target" bonus, plus one-third of the amount above the target bonus, is paid out in out-of-the-money stock options. This bank is forfeited upon voluntary termination of employment, thereby increasing the retention rate of successful managers.

The EVA Plan was adopted to assist the Company and the Company's subsidiaries in retaining the best available persons for positions of responsibility and to provide key employees with an additional incentive to contribute to the success of the Company.

                                  REQUIRED VOTE

Shareholder approval of the adoption of the EVA Plan is being solicited in order to satisfy certain requirements provided in the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and applicable securities laws. The approval of the adoption of the EVA Plan requires the affirmative vote of the holders of a majority of the Common Shares present or represented and entitled to vote at the Meeting.

The form of resolution sought for shareholder approval of the amendment to the EVA Plan is attached as Schedule "A" to this Proxy Statement.

Due to the important role the EVA Plan plays in the Company's efforts to recruit and retain the services of individuals of outstanding ability for itself and its subsidiaries, the Board of Directors recommends to the shareholders that they vote "FOR" the proposal to adopt the EVA Plan.

The essential features of the EVA Plan and copies of the Plan are available upon written request to the President of the Company.

                  PARTICULARS OF OTHER MATTERS TO BE ACTED UPON

It is not known that any other matters will come before the meeting other than as set forth above and in the Notice of Annual General Meeting, but if such should occur the persons named in the accompanying Form of Proxy intend to vote on them in accordance with their best judgement, exercising discretionary authority with respect to amendments or variations of matters identified in the Notice of Annual General Meeting and other matters which may properly come before the meeting or any adjournment thereof.

                            PROPOSALS OF SHAREHOLDERS

In accordance with the rules of the Securities and Exchange Commission, shareholders of the Company may present proposals to the Company for inclusion in the Company's Proxy Statement prepared in connection with its next Annual General Meeting of Shareholders. Proposals to be included in the Proxy Statement prepared in connection with the next Annual General Meeting scheduled to be held in August of 1999 must be received by the Company no later than March 31, 1999, in order to be considered for inclusion.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

The Annual Report for the Fiscal Year ended March 31, 1998 are being mailed to shareholders with this Proxy Statement. The Annual Report is not to be considered as proxy soliciting material. A copy of the Company's Annual Report on Form 10-K (without exhibits) will be provided upon written request to the Secretary, c/o the Company's address at Suite 410 - 1055 West Hastings Street, Vancouver, British Columbia, Canada V6E 2E9.

                                 BOARD APPROVAL

The contents of this Proxy Statement have been approved and its mailing has been authorized by a resolution of the Board of Directors of the Company.


                                       BY ORDER  OF THE  BOARD OF DIRECTORS


                                       /s/ Gordon L. Ellis
                                       -----------------------------------------
                                       Gordon L. Ellis, Chairman

                                  SCHEDULE "A"

Management of the Company is seeking shareholder approval of the following resolution in respect of the adoption of the Company's 1998 Economic Value Added Incentive Compensation Plan "EVA Plan":

"RESOLVED THAT:

1. The directors be and they are hereby authorized to adopt the Polymer Solutions, Inc. 1998 Economic Value Added Incentive Compensation Plan "EVA Plan", the terms and conditions of which are summarized in the accompanying Proxy Statement, authorizing the grant of options for the purchase of 1,000,000 Common shares of the Company and reservation of the 1,000,000 Common Shares.

2. No further resolution or approval by the shareholders shall be required for the implementation of the adoption of the EVA Plan pursuant to this resolution."

                      SUPPLEMENTAL MAILING LIST RETURN CARD
                              (National Policy 41)

NOTICE TO SHAREHOLDERS OF POLYMER SOLUTIONS, INC.

On October 28, 1987, the Canadian Securities Administrators gave approval to National Policy Statement No. 41 Shareholder Communication (the "Policy") which essentially established a framework for communication between issuers and their registered and non-registered shareholders.

Companies incorporated in British Columbia were formerly required to deliver interim (semi-annual) financial statements only to their registered shareholders. The Policy now exempts companies from having to deliver these statements to their registered shareholders if the companies send 1st, 2nd and 3rd quarter financial statements to those shareholders, whether registered or not, who request in writing to receive them.

If you are a registered or non-registered shareholder, and wish to be placed on a supplemental mailing list for the receipt of these financial statements, you must complete and return the Supplemental Return Card below.

The supplemental mailing list will be updated each year and, therefore, a Return Card will be required annually in order to receive quarterly financial statements. All other shareholder mailings will continue to be mailed to registered shareholders in the normal manner without the completion of a Return Card.

===============================================================================

POLYMER SOLUTIONS, INC.

The undersigned certifies that he is the owner of securities (other than debt instruments) of the Company, and requests that he be placed on the Company's Supplemental Mailing List in respect of its quarterly financial statements.


Name (Please print)


Address


City/Province (or State)/Postal Code


Signature                                       Dated




PLEASE COMPLETE AND RETURN THIS CARD TO:

                         Polymer Solutions, Inc.
                         410 - 1055 West Hastings Street
                         Vancouver, British Columbia V6E 2E9
                         Tel: (604) 683-3473
                         Fax: (604) 682-3361

                             POLYMER SOLUTIONS, INC.
                      SUITE 410, 1055 WEST HASTINGS STREET
                       VANCOUVER, BRITISH COLUMBIA V6E 2E9

                                  FORM OF PROXY

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF POLYMER SOLUTIONS, INC. (THE "COMPANY") FOR THE ANNUAL GENERAL MEETING (THE "MEETING")
                   OF SHAREHOLDERS TO BE HELD AUGUST 6, 1998.

================================================================================

The undersigned, a registered shareholder of the Company, hereby appoints Gordon Lloyd Ellis, an executive officer of the Company, or instead of him __________________________ as proxyholder, with full powers of substitution and appointment, to attend and vote on behalf of the undersigned at the Meeting of shareholders of the Company to be held on August 6, 1998, and at any adjournment thereof. The undersigned hereby revokes any Form of Proxy heretofore given with respect to the Meeting or any adjournment thereof.

The proxyholder is hereby directed to vote as follows:

1. To appoint Price Waterhouse, Certified Public Accountants, as the Company's independent public auditor for the fiscal year ending March 31, 1999.

                                  FOR  (  )            WITHHOLD  (  )

2. To elect the following persons as Directors of the Company for a term of one year:

     NAME
     ----
     Gordon L. Ellis              FOR  (  )            WITHHOLD  (  )
     Gerald A. Habib              FOR  (  )            WITHHOLD  (  )
     Darryl F. Jones              FOR  (  )            WITHHOLD  (  )
     William A. Maligie           FOR  (  )            WITHHOLD  (  )
     Stephen H. Silbernagel       FOR  (  )            WITHHOLD  (  )
     John J. Sutherland           FOR  (  )            WITHHOLD  (  )
     E. Laughlin Flanagan         FOR  (  )            WITHHOLD  (  )

3. To adopt the Polymer Solutions, Inc. 1998 Economic Value Added Incentive Compensation Plan "EVA Plan" of which is summarized in the accompanying Proxy Statement, authorizing the grant of options for the purchase of 1,000,000 Common shares of the Company and reservation of the 1,000,000 Common Shares.

                                  FOR  (  )            WITHHOLD  (  )

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY BALLOT IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER.

WHERE THE UNDERSIGNED HAS NOT SPECIFIED A CHOICE WITH RESPECT TO ANY OF THE FOREGOING MATTERS, THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO SUCH MATTER(S) UPON THE ABOVE-NAMED PROXYHOLDER. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOUR OF THOSE ITEMS.

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THE MATTERS IDENTIFIED IN THE NOTICE OF ANNUAL AND SPECIAL MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MIGHT PROPERLY COME BEFORE THE MEETING.



THE UNDERSIGNED HEREBY               Signature _________________________________
ACKNOWLEDGES RECEIPT OF THE
NOTICE OF ANNUAL AND SPECIAL         Name ______________________________________
MEETING, THE PROXY STATEMENT                           (Please Print)
AND THE COMPANY'S ANNUAL
REPORT FOR THE FISCAL YEAR           Address ___________________________________
ENDED MARCH 31, 1998.
                                             ___________________________________

                                     Number of Shares  _________________________

                                     Dated this ______ day of _________, 1998.


NOTES TO FORM OF PROXY:

SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT THEM AT THE MEETING OF SHAREHOLDERS OTHER THAN MANAGEMENT NOMINEES. If you desire to designate as a proxyholder a person other than Messr. Ellis, the management nominee, you should either strike out his name and insert in the space provided the name of the person you desire to designate as proxyholder or complete another proper form of proxy.

4. A proxy, to be valid, must be dated and signed by the member or by his attorney authorized in writing or, where the member is a corporation, under its corporate seal or by duly authorized and appointed officer, attorney or representative of the corporation. Please sign exactly as your name appears on the proxy. If the proxy is executed by an attorney for an individual shareholder or by an officer, attorney or representative or a corporate shareholder, the instrument so empowering the officer, attorney or representative as the case may be, or a notarial copy thereof, must accompany the proxy instrument. If this proxy is not dated in the space provided, it is deemed to bear the date on which it is mailed to the shareholder.

5. A proxy, to be effective, must be deposited at the office of the Transfer Agent, Pacific Corporate Trust Company, 830 - 625 Howe Street, Vancouver, British Columbia, V6C 3B8, not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time fixed for the Meeting or before the time that the Meeting is to be reconvened following the adjournment thereof.


                                       2